SUPPLEMENT
TO PROSPECTUS SUPPLEMENT DATED AUGUST 27, 2003
(To Prospectus dated June 24, 2003)


                                  CWMBS, INC.
                                   Depositor

                                  Countrywide
                               Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer

                    CHL Mortgage Pass-Through Trust 2003-J8
                                    Issuer
                                  ---------

---------------------------
The Class PO                     The Class PO Certificates
Certificates represent
obligations of the trust         o   This supplement relates to the offering of the Class PO Certificates of the
only and do not                      series referenced above.  This supplement does not contain complete
represent an interest in             information about the offering of the Class PO Certificates.  Additional
or obligation of                     information is contained in the prospectus supplement dated August 27,
CWMBS, Inc.,                         2003, prepared in connection with the offering of the offered certificates of
Countrywide Home                     the series referenced above, and in the prospectus of the depositor dated
Loans, Inc.,                         June 24, 2003.  You are urged to read this supplement, the prospectus
Countrywide Home                     supplement and the prospectus in full.
Loans Servicing LP, or
any of their affiliates.         o   As of October 27, 2003, the class certificate balance of the Class PO
                                     Certificates was approximately $1,637,937.
This supplement
October be used to offer         o   Exhibit 1 to this supplement is the monthly statement made available to
and sell the offered                 holders of the Class PO Certificates on the distribution date in October
certificates only if                 2003.
accompanied by the
prospectus supplement            o   This supplement also modifies the "Method of Distribution" section on
and the prospectus.                  page S-71 of the prospectus supplement and the "Yield, Prepayment and
                                     Maturity Considerations" section on page S-54 of the prospectus
---------------------------          supplement as described on the next page.




Neither the SEC nor any state securities commission has approved these securities or determined that this supplement, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This supplement is to be used by Countrywide Securities Corporation, an affiliate of CWMBS, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, in connection with offers and sales relating to transactions in the Class PO certificates in which Countrywide Securities Corporation acts as placement agent. Sales will be made at prices related to the prevailing prices at the time of sale.

October 31, 2003

                            ADDITIONAL INFORMATION


          You should purchase the Class PO Certificates only if you have read this supplement and the following documents:


               o the prospectus supplement, dated August 27, 2003 (the "Prospectus Supplement"), prepared in connection with the offering of the offered certificates of the series referenced above, which is attached to, and forms a part of this supplement; and


               o the prospectus of the depositor, dated June 24, 2003, which is attached to, and forms a part of this supplement.


                           DESCRIPTION OF COLLATERAL


Reports to Certificateholders


          The monthly statement furnished to the Certificateholders on the Distribution Date in October 2003 (the "Certificate Date") is included herein as Exhibit 1.


                            METHOD OF DISTRIBUTION

          Pursuant to a Placement Agency Agreement, dated as of October 31, 2003 (the "Placement Agreement"), between CWMBS, Inc. (the "PO Seller") and Countrywide Securities Corporation (the "Placement Agent"), the Placement Agent has agreed, subject to the satisfaction of certain conditions, to sell the Class PO Certificates on a best efforts basis, and the PO Seller has agreed to sell the Class PO Certificates through the Placement Agent. Sales will be made at prices relating to the prevailing prices at the time of sale.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

Sensitivity of the Class PO Certificates

          The information set forth in the following table has been prepared on the basis of the structuring assumptions contained in the Prospectus Supplement, that the Class PO Certificates have the class certificate balance described on the cover to this supplement, that the closing date for the purchase of the Class PO Certificates is October 31, 2003, and the assumption that the aggregate purchase price of the Class PO Certificates (expressed as a percentage of their Certificate Date Class Certificate Balance) is 73%.



         Sensitivity of the Principal Only Certificates to Prepayments
                 (Pre-tax Yields to Maturity)

                                                              Percentage of the Prepayment Assumption
                                                        ------------------------------------------------------
        Class                                            0%        100%        300%        400%        500%
        -----                                           -------  --------  ----------  ------------  ---------
        Class PO..................................      3.3%       4.5%        7.5%        9.0%       10.4%


          It is unlikely that the Discount mortgage loans will have the precise characteristics described in this supplement or that the Discount mortgage loans will all prepay at the same rate until maturity or that all of the Discount mortgage loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class PO Certificates is likely to differ from those shown in the table above, even if all of the Discount mortgage loans prepay at the indicated percentages of the Prepayment Assumption. No representation is made as to the actual rate of principal payments on the Discount mortgage loans for any period or over the life of the Class PO Certificates or as to the yield on the Class PO Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class PO Certificates.

                                   EXHIBIT 1


  THE                                                                                                 Distribution Date:  10/25/03
BANK OF
  NEW
  YORK

101 Barclay Street, 8West
New York, NY 10286
                                                         Countrywide Home Loans
Officer:   Courtney Bartholomew                 Mortgage Pass - Through Certificates
           212-815-3236                                    Series 2003 -J8
Associate: Sean O'Connell
           212-815-6312

                                              Certificateholder Monthly Distribution Summary

-----------------------------------------------------------------------------------------------------------------------------------
                                   Certificate                              Pass
                       Class          Rate                Beginning       Through         Principal       Interest        Total
Class     Cusip     Description       Type                 Balance         Rate (%)       Distribution   Distribution  Distribution
-----------------------------------------------------------------------------------------------------------------------------------
1A1     12669EW36     Senior        Fix-30/360          93,359,563.54    5.250000        2,498,203.80     408,448.09   2,906,651.89
1A2     12669EW44     Senior        Fix-30/360          20,000,000.00    5.250000                0.00      87,500.00      87,500.00
1A3     12669EW51     Senior        Fix-30/360           1,000,000.00    5.250000                0.00       4,375.00       4,375.00
1A4     12669EW69     Senior        Fix-30/360           4,984,594.75    5.250000          108,889.31      21,807.60     130,696.91
2A1     12669EW85     Senior        Fix-30/360          37,327,104.35    5.000000        2,285,189.76     155,529.60   2,440,719.36
1X      12669EW77     Strip IO      Fix-30/360          70,752,994.36    0.250684                0.00      14,780.53      14,780.53
2X      12669EW93     Strip IO      Fix-30/360          29,206,881.92    0.324080                0.00       7,887.80       7,887.80
PO                                                       1,694,047.58    0.000000           56,110.71           0.00      56,110.71
PO-1    12669EX27     Strip PO      Fix-30/360             897,802.43    0.000000            2,378.97           0.00       2,378.97
PO-2    12669EX27     Strip PO      Fix-30/360             796,245.15    0.000000           53,731.74           0.00      53,731.74
AR      12669EX35     Senior        Fix-30/360                   0.00    5.250000                0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
M       12669EX43     Junior        Fix-30/360           1,058,626.52    5.187529           23,101.99       4,576.38      27,678.37
B1      12669EX50     Junior        Fix-30/360             488,619.87    5.187529           10,662.96       2,112.27      12,775.24
B2      12669EX68     Junior        Fix-30/360             407,233.10    5.187529            8,886.89       1,760.44      10,647.33
B3      12669E2J4     Junior        Fix-30/360             162,873.29    5.187529            3,554.32         704.09       4,258.41
B4      12669E2K1     Junior        Fix-30/360             162,873.29    5.187529            3,554.32         704.09       4,258.41
B5      12669E2L9     Junior        Fix-30/360             163,187.20    5.187529            3,561.17         705.45       4,266.62
-----------------------------------------------------------------------------------------------------------------------------------
Totals                                                 160,808,723.49                    5,001,715.23     710,891.34   5,712,606.58
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            Current                           Cumulative
                           Realized            Ending          Realized
Class     Cusip              Losses            Balance          Losses
-------------------------------------------------------------------------------
1A1     12669EW36              0.00          90,861,359.73         0.00
1A2     12669EW44              0.00          20,000,000.00         0.00
1A3     12669EW51              0.00           1,000,000.00         0.00
1A4     12669EW69              0.00           4,875,705.44         0.00
2A1     12669EW85              0.00          35,041,914.60         0.00
1X      12669EW77              0.00          68,257,703.91         0.00
2X      12669EW93              0.00          28,595,020.52         0.00
PO                             0.00           1,637,936.88         0.00
PO-1    12669EX27              0.00             895,423.46         0.00
PO-2    12669EX27              0.00             742,513.42         0.00
AR      12669EX35              0.00                   0.00         0.00
-------------------------------------------------------------------------------
M       12669EX43              0.00           1,035,524.53         0.00
B1      12669EX50              0.00             477,956.91         0.00
B2      12669EX68              0.00             398,346.21         0.00
B3      12669E2J4              0.00             159,318.97         0.00
B4      12669E2K1              0.00             159,318.97         0.00
B5      12669E2L9              0.00             159,626.03         0.03
-------------------------------------------------------------------------------
Totals                         0.00         155,807,008.27         0.03
-------------------------------------------------------------------------------


  THE                                                                                                 Distribution Date:  10/25/03
BANK OF
  NEW
  YORK

101 Barclay Street, 8West
New York, NY 10286
                                                         Countrywide Home Loans
Officer:   Courtney Bartholomew                 Mortgage Pass - Through Certificates
           212-815-3236                                    Series 2003 -J8
Associate: Sean O'Connell
           212-815-6312

                                              Principal Distribution Detail



-----------------------------------------------------------------------------------------------------------------------------------
                                 Original           Beginning        Scheduled                        Unscheduled          Net
                               Certificate        Certificate        Principal        Accretion       Principal         Principal
Class            Cusip           Balance            Balance        Distribution       Principal       Adjustments      Distribution
-----------------------------------------------------------------------------------------------------------------------------------
1A1            12669EW36       93,713,000.00     93,359,563.54     2,498,203.80            0.00            0.00        2,498,203.80
1A2            12669EW44       20,000,000.00     20,000,000.00             0.00            0.00            0.00                0.00
1A3            12669EW51        1,000,000.00      1,000,000.00             0.00            0.00            0.00                0.00
1A4            12669EW69        5,000,000.00      4,984,594.75       108,889.31            0.00            0.00          108,889.31
2A1            12669EW85       39,421,000.00     37,327,104.35     2,285,189.76            0.00            0.00        2,285,189.76
1X             12669EW77       70,971,283.00     70,752,994.36             0.00            0.00            0.00                0.00
2X             12669EW93       31,273,108.00     29,206,881.92             0.00            0.00            0.00                0.00
PO                              1,699,488.10      1,694,047.58        56,110.71            0.00            0.00           56,110.71
PO-1           12669EX27          900,567.02        897,802.43         2,378.97            0.00            0.00            2,378.97
PO-2           12669EX27          798,921.08        796,245.15        53,731.74            0.00            0.00           53,731.74
AR             12669EX35              100.00              0.00             0.00            0.00            0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
M              12669EX43        1,061,400.00      1,058,626.52        23,101.99            0.00            0.00           23,101.99
B1             12669EX50          489,900.00        488,619.87        10,662.96            0.00            0.00           10,662.96
B2             12669EX68          408,300.00        407,233.10         8,886.89            0.00            0.00            8,886.89
B3             12669E2J4          163,300.00        162,873.29         3,554.32            0.00            0.00            3,554.32
B4             12669E2K1          163,300.00        162,873.29         3,554.32            0.00            0.00            3,554.32
B5             12669E2L9          163,614.73        163,187.20         3,561.17            0.00            0.00            3,561.17
-----------------------------------------------------------------------------------------------------------------------------------
Totals                        163,283,402.83    160,808,723.49     5,001,715.23            0.00            0.00        5,001,715.23
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                        Current            Ending               Ending
                                       Realized         Certificate          Certificate
Class            Cusip                  Losses             Balance              Factor
------------------------------------------------------------------------------------------------
1A1            12669EW36                  0.00            90,861,359.73      0.96957049431
1A2            12669EW44                  0.00            20,000,000.00      1.00000000000
1A3            12669EW51                  0.00             1,000,000.00      1.00000000000
1A4            12669EW69                  0.00             4,875,705.44      0.97514108892
2A1            12669EW85                  0.00            35,041,914.60      0.88891490821
1X             12669EW77                  0.00            68,257,703.91      0.96176511153
2X             12669EW93                  0.00            28,595,020.52      0.91436452431
PO                                        0.00             1,637,936.88      0.96378249427
PO-1           12669EX27                  0.00               895,423.46      0.99428853001
PO-2           12669EX27                  0.00               742,513.42      0.92939519864
AR             12669EX35                  0.00                     0.00      0.00000000000
------------------------------------------------------------------------------------------------
M              12669EX43                  0.00             1,035,524.53      0.97562137323
B1             12669EX50                  0.00               477,956.91      0.97562137323
B2             12669EX68                  0.00               398,346.21      0.97562137323
B3             12669E2J4                  0.00               159,318.97      0.97562137323
B4             12669E2K1                  0.00               159,318.97      0.97562137323
B5             12669E2L9                  0.00               159,626.03      0.97562137323
------------------------------------------------------------------------------------------------
Totals                                    0.00           155,807,008.27
------------------------------------------------------------------------------------------------



  THE                                                                                                 Distribution Date:  10/25/03
BANK OF
  NEW
  YORK

101 Barclay Street, 8West
New York, NY 10286
                                                         Countrywide Home Loans
Officer:   Courtney Bartholomew                 Mortgage Pass - Through Certificates
           212-815-3236                                    Series 2003 -J8
Associate: Sean O'Connell
           212-815-6312


                                                     Interest Distribution Detail

-----------------------------------------------------------------------------------------------------------------------------------
                Beginning           Pass               Accrued         Cumulative                        Total              Net
                Certificate        Through             Optimal           Unpaid        Deferred        Interest         Prepayment
Class           Balance            Rate (%)           Interest          Interest       Interest           Due         Int Shortfall
-----------------------------------------------------------------------------------------------------------------------------------
1A1             93,359,563.54      5.250000          408,448.09             0.00           0.00        408,448.09           0.00
1A2             20,000,000.00      5.250000           87,500.00             0.00           0.00         87,500.00           0.00
1A3              1,000,000.00      5.250000            4,375.00             0.00           0.00          4,375.00           0.00
1A4              4,984,594.75      5.250000           21,807.60             0.00           0.00         21,807.60           0.00
2A1             37,327,104.35      5.000000          155,529.60             0.00           0.00        155,529.60           0.00
1X              70,752,994.36      0.250684           14,780.53             0.00           0.00         14,780.53           0.00
2X              29,206,881.92      0.324080            7,887.80             0.00           0.00          7,887.80           0.00
PO               1,694,047.58      0.000000                0.00             0.00           0.00              0.00           0.00
PO-1               897,802.43      0.000000                0.00             0.00           0.00              0.00           0.00
PO-2               796,245.15      0.000000                0.00             0.00           0.00              0.00           0.00
AR                       0.00      5.250000                0.00             0.00           0.00              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
M                1,058,626.52      5.187529            4,576.38             0.00           0.00          4,576.38           0.00
B1                 488,619.87      5.187529            2,112.27             0.00           0.00          2,112.27           0.00
B2                 407,233.10      5.187529            1,760.44             0.00           0.00          1,760.44           0.00
B3                 162,873.29      5.187529              704.09             0.00           0.00            704.09           0.00
B4                 162,873.29      5.187529              704.09             0.00           0.00            704.09           0.00
B5                 163,187.20      5.187529              705.45             0.00           0.00            705.45           0.00
-----------------------------------------------------------------------------------------------------------------------------------
Totals         160,808,723.49                        710,891.34             0.00           0.00        710,891.34           0.00
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
               Beginning                       Unscheduled
              Certificate                       Interest               Interest
Class           Balance                        Adjustment                 Paid
-------------------------------------------------------------------------------------
1A1             93,359,563.54                     0.00                408,448.09
1A2             20,000,000.00                     0.00                 87,500.00
1A3              1,000,000.00                     0.00                  4,375.00
1A4              4,984,594.75                     0.00                 21,807.60
2A1             37,327,104.35                     0.00                155,529.60
1X              70,752,994.36                     0.00                 14,780.53
2X              29,206,881.92                     0.00                  7,887.80
PO               1,694,047.58                     0.00                      0.00
PO-1               897,802.43                     0.00                      0.00
PO-2               796,245.15                     0.00                      0.00
AR                       0.00                     0.00                      0.00
------------------------------------------------------------------------------------
M                1,058,626.52                     0.00                  4,576.38
B1                 488,619.87                     0.00                  2,112.27
B2                 407,233.10                     0.00                  1,760.44
B3                 162,873.29                     0.00                    704.09
B4                 162,873.29                     0.00                    704.09
B5                 163,187.20                     0.00                    705.45
------------------------------------------------------------------------------------
Totals         160,808,723.49                     0.00                710,891.34
------------------------------------------------------------------------------------





  THE                                                                                                 Distribution Date:  10/25/03
BANK OF
  NEW
  YORK

101 Barclay Street, 8West
New York, NY 10286
                                                         Countrywide Home Loans
Officer:   Courtney Bartholomew                 Mortgage Pass - Through Certificates
           212-815-3236                                    Series 2003 -J8
Associate: Sean O'Connell
           212-815-6312

                                                      Current Payment Information
                                                             Factors per $1,000

-----------------------------------------------------------------------------------------------------------------------------------
                        Original        Beginning Cert.                                         Ending Cert.            Pass
                      Certificate          Notional         Principal       Interest              Notional            Through
Class    Cusip          Balance            Balance        Distribution     Distribution           Balance               Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------

1A1     12669EW36    93,713,000.00       996.228522575     26.658028261     4.358499786         969.570494314          5.250000
1A2     12669EW44    20,000,000.00     1,000.000000000      0.000000000     4.375000000       1,000.000000000          5.250000
1A3     12669EW51     1,000,000.00     1,000.000000000      0.000000000     4.375000000       1,000.000000000          5.250000
1A4     12669EW69     5,000,000.00       996.918950216     21.777861293     4.361520407         975.141088923          5.250000
2A1     12669EW85    39,421,000.00       946.883751092     57.968842887     3.945348963         888.914908205          5.000000
1X      12669EW77    70,971,283.00       996.924268087      0.000000000     0.208260701         961.765111531          0.250684
2X      12669EW93    31,273,108.00       933.929621578      0.000000000     0.252223142         914.364524306          0.324080
PO                    1,699,488.10       996.798730159     33.016241773     0.000000000         963.782494270          0.000000
PO-1    12669EX27       900,567.02       996.930165370      2.641635362     0.000000000         994.288530008          0.000000
PO-2    12669EX27       798,921.08       996.650575624     67.255376982     0.000000000         929.395198642          0.000000
AR      12669EX35           100.00         0.000000000      0.000000000     0.032973594           0.000000000          5.250000
-----------------------------------------------------------------------------------------------------------------------------------
M       12669EX43     1,061,400.00       997.386961004     21.765587771     4.311644949         975.621373233          5.187529
B1      12669EX50       489,900.00       997.386961004     21.765587771     4.311644949         975.621373233          5.187529
B2      12669EX68       408,300.00       997.386961004     21.765587771     4.311644949         975.621373233          5.187529
B3      12669E2J4       163,300.00       997.386961004     21.765587771     4.311644949         975.621373233          5.187529
B4      12669E2K1       163,300.00       997.386961004     21.765587771     4.311644949         975.621373233          5.187529
B5      12669E2L9       163,614.73       997.386961004     21.765587771     4.311644949         975.621373233          5.187529
-----------------------------------------------------------------------------------------------------------------------------------
Totals              163,283,402.83       984.844268939     30.632110449     4.353726880         954.212158551
-----------------------------------------------------------------------------------------------------------------------------------




     THE
   BANK OF
     NEW
     YORK

101 Barclay Street, 8West
New York, NY 10286
                                                         Countrywide Home Loans
Officer:   Courtney Bartholomew                 Mortgage Pass - Through Certificates
           212-815-3236                                    Series 2003 -J8
Associate: Sean O'Connell
           212-815-6312


     Pool Level Data

     Distribution Date                                                                                  10/25/03
     Cut-off Date                                                                                         8/1/03
     Determination Date                                                                                  10/1/03
     Accrual Period 30/360                         Begin                                                  9/1/03
                                                   End                                                   10/1/03
     Number of Days in 30/360 Accrual Period                                                                  30



     -------------------------------------------------------
                  Collateral Information
     -------------------------------------------------------

     Group 1
     -------

     Cut-Off Date Balance                                                                         122,450,695.95

     Beginning Aggregate Pool Stated Principal Balance                                            122,074,805.62
     Ending Aggregate Pool Stated Principal Balance                                               119,440,933.27

     Beginning Aggregate Certificate Stated Principal Balance                                     160,808,723.49
     Ending Aggregate Certificate Stated Principal Balance                                        155,807,008.26

     Beginning Aggregate Loan Count                                                                          255
     Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                           5
     Ending Aggregate Loan Count                                                                             250

     Beginning Weighted Average Loan Rate (WAC)                                                         5.615682%
     Ending Weighted Average Loan Rate (WAC)                                                            5.615109%

     Beginning Net Weighted Average Loan Rate                                                           5.356682%
     Ending Net Weighted Average Loan Rate                                                              5.356109%

     Weighted Average Maturity (WAM) (Months)                                                                238

     Servicer Advances                                                                                  3,097.27

     Aggregate Pool Prepayment                                                                      1,018,534.55
     Pool Prepayment Rate                                                                             9.6877 CPR


     Group 2
     --------

     Cut-Off Date Balance                                                                          40,832,706.88

     Beginning Aggregate Pool Stated Principal Balance                                             38,733,917.87
     Ending Aggregate Pool Stated Principal Balance                                                36,366,074.99

     Beginning Aggregate Certificate Stated Principal Balance                                     160,808,723.49
     Ending Aggregate Certificate Stated Principal Balance                                        155,807,008.26

     Beginning Aggregate Loan Count                                                                           80






                                                                                     Page 1



     THE
   BANK OF
     NEW
     YORK

101 Barclay Street, 8West
New York, NY 10286
                                                         Countrywide Home Loans
Officer:   Courtney Bartholomew                 Mortgage Pass - Through Certificates
           212-815-3236                                    Series 2003 -J8
Associate: Sean O'Connell
           212-815-6312


     Group 2
     --------
     Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                           4
     Ending Aggregate Loan Count                                                                              76

     Beginning Weighted Average Loan Rate (WAC)                                                        5.400585%
     Ending Weighted Average Loan Rate (WAC)                                                           5.412807%

     Beginning Net Weighted Average Loan Rate                                                          5.141585%
     Ending Net Weighted Average Loan Rate                                                             5.153807%

     Weighted Average Maturity (WAM) (Months)                                                               178

     Servicer Advances                                                                                     0.00

     Aggregate Pool Prepayment                                                                       517,988.98
     Pool Prepayment Rate                                                                           15.6098 CPR



     -------------------------------------------------------
                         Certificate Information
     -------------------------------------------------------

     Group 1
     -------

     Senior Percentage                                                                             0.0000000000%
     Senior Prepayment Percentage                                                                  0.0000000000%

     Subordinate Percentage                                                                      100.0000000000%
     Subordinate Prepayment Percentage                                                           100.0000000000%



     Certificate Account

     Beginning Balance                                                                                      0.00

     Deposit
     Payments of Interest and Principal                                                             5,745,914.23
     Liquidation Proceeds                                                                                   0.00
     All Other Proceeds                                                                                     0.00
     Other Amounts                                                                                          0.00
                                                                                                  ---------------
     Total Deposits                                                                                 5,745,914.23



     Withdrawals
     Reimbursement of Servicer Advances                                                                     0.00
     Payment of Master Servicer Fees                                                                   33,307.64
     Payment of Sub Servicer Fees                                                                           0.00
     Payment of Other Fees                                                                                  0.00



                                                                                 Page 2


     THE
   BANK OF
     NEW
     YORK

101 Barclay Street, 8West
New York, NY 10286
                                                         Countrywide Home Loans
Officer:   Courtney Bartholomew                 Mortgage Pass - Through Certificates
           212-815-3236                                    Series 2003 -J8
Associate: Sean O'Connell
           212-815-6312

     Payment of Insurance Premium(s)                                                                        0.00
     Payment of Personal Mortgage Insurance                                                                 0.00
     Other Permitted Withdrawal per the Pooling and Service Agreement                                       0.00
     Payment of Principal and Interest                                                              5,712,606.59
                                                                                                  --------------
     Total Withdrawals                                                                              5,745,914.23

     Ending Balance                                                                                         0.00



     Master Servicing Fees Paid                                                                        33,307.64
     Sub Servicing Fees Paid                                                                                0.00
     Other Fees Paid                                                                                        0.00
                                                                                                     -----------
     Total Fees                                                                                        33,307.64


     ---------------------------------------------------
                      Delinquency Information
     ---------------------------------------------------

     Group 1
     --------



     Delinquency                              31-60 Days          61-90 Days         91+ Days           Totals
     -----------                              ----------          ----------         --------           -------
     Scheduled Principal Balance              418,876.31               0.00               0.00        418,876.31
     Percentage of Total Pool Balance          0.350697%          0.000000%          0.000000%         0.350697%
     Number of Loans                                   1                  0                  0                 1
     Percentage of Total Loans                 0.400000%          0.000000%          0.000000%         0.400000%

     Foreclosure
     -----------


     Scheduled Principal Balance                                                                            0.00
     Percentage of Total Pool Balance                                                                  0.000000%
     Number of Loans                                                                                           0
     Percentage of Total Loans                                                                         0.000000%

     Bankruptcy
     ----------

     Scheduled Principal Balance                                                                            0.00
     Percentage of Total Pool Balance                                                                  0.000000%
     Number of Loans                                                                                           0
     Percentage of Total Loans                                                                         0.000000%

     REO
     ---

     Scheduled Principal Balance                                                                            0.00
     Percentage of Total Pool Balance                                                                  0.000000%
     Number of Loans                                                                                           0



                                                                                     Page 3



     THE
   BANK OF
     NEW
     YORK

101 Barclay Street, 8West
New York, NY 10286
                                                         Countrywide Home Loans
Officer:   Courtney Bartholomew                 Mortgage Pass - Through Certificates
           212-815-3236                                    Series 2003 -J8
Associate: Sean O'Connell
           212-815-6312


     REO
     ---
     Percentage of Total Loans                                                                         0.000000%

     Book Value of all REO Loans                                                                            0.00
     Percentage of Total Pool Balance                                                                  0.000000%

     Current Realized Losses                                                                                0.00
     Additional Gains (Recoveries)/Losses                                                                   0.00
     Total Realized Losses                                                                                  0.00

     Group 2
     --------


     Delinquency                              31-60 Days          61-90 Days         91+ Days           Totals
     -----------                              ----------          ----------         --------           -------

     Scheduled Principal Balance                    0.00                0.00             0.00               0.00
     Percentage of Total Pool Balance          0.000000%           0.000000%        0.000000%          0.000000%
     Number of Loans                                   0                   0                0                  0
     Percentage of Total Loans                 0.000000%           0.000000%        0.000000%          0.000000%

     Foreclosure
     -----------

     Scheduled Principal Balance                                                                            0.00
     Percentage of Total Pool Balance                                                                  0.000000%
     Number of Loans                                                                                           0
     Percentage of Total Loans                                                                         0.000000%

     Bankruptcy
     ----------
     Scheduled Principal Balance                                                                            0.00
     Percentage of Total Pool Balance                                                                  0.000000%
     Number of Loans                                                                                           0
     Percentage of Total Loans                                                                         0.000000%

     REO
     ---

     Scheduled Principal Balance                                                                            0.00
     Percentage of Total Pool Balance                                                                  0.000000%
     Number of Loans                                                                                           0
     Percentage of Total Loans                                                                         0.000000%

     Book Value of all REO Loans                                                                            0.00
     Percentage of Total Pool Balance                                                                  0.000000%

     Current Realized Losses                                                                                0.00
     Additional Gains (Recoveries)/Losses                                                                   0.00
     Total Realized Losses                                                                                  0.00




                                                                                     Page 4



     THE
   BANK OF
     NEW
     YORK

101 Barclay Street, 8West
New York, NY 10286
                                                         Countrywide Home Loans
Officer:   Courtney Bartholomew                 Mortgage Pass - Through Certificates
           212-815-3236                                    Series 2003 -J8
Associate: Sean O'Connell
           212-815-6312


     --------------------------------------------------------
             Subordination/Credit Enhancement Information
     --------------------------------------------------------


     Protection                                                                          Original                 Current
     ----------                                                                          --------                 -------
     Bankruptcy Loss                                                                   149,985.48               149,985.44
     Bankruptcy Percentage                                                              0.091856%                0.096264%
     Credit/Fraud Loss                                                               2,449,013.88             2,449,013.88
     Credit/Fraud Loss Percentage                                                       1.499855%                1.571825%
     Special Hazard Loss                                                             7,447,600.00             3,696,948.20
     Special Hazard Loss Percentage                                                     4.561149%                2.372774%

     Credit Support                                                                      Original                 Current
     --------------                                                                      --------                 -------
     Class A                                                                       160,833,588.10           153,416,916.65
     Class A Percentage                                                                98.499655%               98.465992%

     Class M                                                                         1,061,400.00             1,035,524.53
     Class M Percentage                                                                 0.650035%                0.664620%

     Class B1                                                                          489,900.00               477,956.91
     Class B1 Percentage                                                                0.300030%                0.306762%

     Class B2                                                                          408,300.00               398,346.21
     Class B2 Percentage                                                                0.250056%                0.255666%

     Class B3                                                                          163,300.00               159,318.97
     Class B3 Percentage                                                                0.100010%                0.102254%

     Class B4                                                                          163,300.00               159,318.97
     Class B4 Percentage                                                                0.100010%                0.102254%

     Class B5                                                                          163,614.73               159,626.03
     Class B5 Percentage                                                                0.100203%                0.102451%



     ------------------------------------------------------
                 Prepayment Interest Shortfall Information
     ------------------------------------------------------


     Gross Prepayment Interest Shortfall                                                                            120.70
     Compensating Interest                                                                                            0.00
     Net Prepayment Interest Shortfall                                                                               -0.00



                                                                                     Page 5
